EFFECTIVE OCTOBER 15, 2012 THE COMPANYS
NAME CHANGED TO
AUTO ITALIA HOLDINGS LIMITED



Exhibit A
to
DEPOSIT AGREEMENT
AMERICAN DEPOSITARY SHARES
(Each American Depositary Share
represents twenty deposited
Shares)
THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT FOR
ORDINARY SHARES
OF HK$0.10 EACH, OF
WO KEE HONG (HOLDINGS) LIMITED
(INCORPORATED UNDER THE LAWS OF
BERMUDA)
The Bank of New York, as
depositary (hereinafter called
the Depositary), hereby
certifies that
or registered assigns IS THE
OWNER OF
AMERICAN DEPOSITARY SHARES
representing deposited ordinary
shares of HK$0.10 each (herein
called Shares), of Wo Kee Hong
(Holdings) Limited,
incorporated under the laws of
Bermuda (herein called the
Company). At the date hereof,
each American Depositary Share
represents twenty Shares which
are either deposited or subject
to deposit under the deposit
agreement at The Hongkong and
Shanghai Banking Corporation
Limited (herein called the
Custodian). The Depositarys
Corporate Trust Office is
located at an address different
from that of its principal
executive office. Its Corporate
Trust Office is located at 101
Barclay Street, New York, New
York 10286, and its principal
executive office is located at
48 Wall Street, New York, New
York 10286.
THE DEPOSITARYS CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
NEW YORK 10286
      1. THE DEPOSIT AGREEMENT.
This American Depositary
Receipt is one of an issue of
American Depositary Receipts
(herein called Receipts), all
issued and to be issued upon
the terms and conditions set
forth in the deposit agreement,


dated as of 	, 1995
(herein called the Deposit
Agreement), by and among the
Company, the Depositary, and
all Owners and Holders from
time to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof. The
Deposit Agreement sets forth
the rights of Owners and
Holders of the Receipts and the
rights and duties of the
Depositary in respect of the
Shares deposited thereunder and
any and all other securities,
property and cash from time to
time received in respect of
such Shares and held thereunder
(such Shares, securities,
property and cash are herein
called Deposited Securities).
Copies of the Deposit Agreement
are on file at the Depositarys
Corporate Trust Office in New
York City and at the office of
the Custodian.
      The statements made on the
face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to the
detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms used but not
defined herein shall have the
meanings set forth in the
Deposit Agreement.
      2.	SURRENDER OF RECEIPTS
AND WITHDRAWAL OF SHARES. Upon
surrender of this Receipt at
the Corporate Trust Office of
the Depositary, and upon
payment of the fee of the
Depositary provided in this
Receipt, and subject to the
terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery,
to him or upon his order, of
the Deposited Securities at the
time represented by the
American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities shall be made by the
delivery of (i) certificates in
the name of the Owner hereof or
as ordered by him or
certificates properly endorsed
or accompanied by proper
instruments of transfer to the
Owner hereof or as ordered by
him and (ii) any other
securities, property and cash
to which the Owner hereof is
then entitled in respect of
such Receipt. Such delivery
will be made at the option of
the Owner hereof, either at the
office of the Custodian or at
the Corporate Trust Office of
the Depositary, provided that
the forwarding of certificates
for Shares or other Deposited
Securities for such delivery at
the Corporate Trust Office of
the Depositary shall be at the
request, risk and expense of
the Owner hereof.
      3.	TRANSFERS, SPLITUPS
AND COMBINATIONS OF RECEIPTS.
The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate
Trust Office by the Owner
hereof in person or by duly
authorized attorney, upon
surrender of this Receipt at
its Corporate Trust Office
properly endorsed for transfer
or accompanied by a proper
instrument or instruments of
transfer and funds sufficient
to pay any applicable transfer
taxes and the fees and expenses
of the Depositary and upon
compliance with such
regulations, if any, as the
Depositary may establish for
such purpose. This Receipt may
be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, representing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered. As a condition
precedent to the execution and
delivery, registration of
transfer, splitup, combination
or surrender of any Receipt or
withdrawal of any Deposited
Securities, the Depositary, the
Custodian or any Registrar or
coRegistrar may require payment
from the presenter of the
Receipt of a sum sufficient to
reimburse it for any tax or
other governmental charge and
any stock transfer or
registration fee with respect
thereto (including any such tax
or charge or fee with respect
to Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with such
regulations, if any, as the
Depositary may establish
consistent with the provisions
of the Densit Agreement or this
Receipt, including, without
limitation,Paragraph 23 of this
Receipt.
            After consultation
with the Company, the delivery
of Receipts against deposits of
Shares generally or against
deposits of particular Shares
may be suspended, or the
registration of transfer of
Receipts in particular
instances may be refused, or
the registration of transfer of
outstanding Receipts generally
may be suspended, during any
period when the transfer books
of the Depositary or the
Company (or, if applicable, of
the Foreign Registrar) are
closed, or if any such action
is deemed necessary or
advisable by the Depositary or
the Company at any time or from
time to time because of any
requirement of law or of any
government or governmental body
or commission, or under any
provision of this Deposit
Agreement or this Receipt, or
for any other reason subject to
Paragraph 23 hereof. The
surrender ofoutstanding
Receipts and withdrawal of
Deposited Securities may not be
suspended subject only to (i)
temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the


payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any United
States or foreign laws or
governmental regulations
relating to the Receipts or to
the withdrawal of the Deposited
securities. Without limitation
of the foregoing, the
Depositary shall not knowingly
accept for deposit under this
Deposit Agreement any Shares
required to be registered under
the provisions of the
Securities Act of 1933 and the
rules and regulations
promulgated thereunder, unless
a registration statement is in
effect as to such Shares.
       4.	LIABILITY OF OWNER FOR
TAXES AND OTHER CHARGES. If any
tax or other governmental
charges shall become payable by
the Depositary or any Custodian
with respect to any Receipt or
any Deposited Securities
represented by the American
Depositary  evidenced hereby,
the amount of such tax or other
governmental charges shall be
payable to the Depositary by
the Owner hereof. The
Depositary may refuse to effect
any registration of transfer of
this Receipt or any withdrawal
of Deposited Securities
represented hereby until such
payment is made, and may
withhold any dividends or other
distributions, or may sell for
the account of the Owner hereof
any part or all of the
Deposited Securities
represented by this Receipt,
and may apply such dividends or
other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge; the Owner
hereof remaining liable for any
deficiency.
       5.	DISCLOSURE OF
INTERESTS. The Company may from
time to time request Owners to
provide information as to the
capacity in which such Owners
own or owned Receipts and
regarding the identity of any
other persons then or
previously interested in such
Receipts and the nature of such
interest and various other
matters. Each Owner agrees to
provide any information
requested by the Company or the
Depositary pursuant to this
Paragraph and Section 3.04 of
the Deposit Agreement. The
Depositary agrees to use
reasonable efforts to comply
with written instructions
received from the Company
requesting that the Depositary
forward any such requests to
the Owners and to forward to
the Company any such responses
to such requests received by
the Depositary.
       6.	WARRANTIES OF
DEPOSITORS. Every Person
depositing Shares or other
securities, if any, hereunder
and under the Deposit Agreement
shall be deemed thereby to
represent and warrant that such
Shares and such other
securities, if any,


and each certificate therefor
are validly issued, fully paid,
nonassessable and free of any
preemption rights of the
holders of outstanding Shares
and such other securities, if
any, and that the Person making
such deposit is duly authorized
so to do. Every such Person
shall also be deemed to
represent that the deposit of
Shares and such other
securities, if any, and the
offer and sale of Receipts
evidencing American Depositary
Shares representing such Shares
and other securities, if any,
by that Person are not
restricted under the Securities
Act of 1933 and that the Shares
and such other securities, if
any, deposited under the
Deposit Agreement are not
Restricted Securities. Such
representations and warranties
shall survive the deposit of
such Shares and other
securities, if any, and
issuance of such Receipts.
       7. FILING PROOFS,
CERTIFICATES AND OTHER
INFORMATION. Any Person
presenting Shares for deposit
or any Owner of a Receipt may
be required from time to time
to file such proof of
citizenship or residence,
exchange control approval, the
identity of the Person legally
or beneficially interested in
the Receipt and the nature of
such interest or such
information relating to the
registration on the books of
the Company (or of the
appointed agent of the Company
for transfer and registration
of Shares, which may be, but
need not be, the Foreign
Registrar) of the Shares
presented for deposit or other
information, and to execute
such certificates and to make
such representations and
warranties, as the Depositary
or the Company may deem
necessary or proper. The
Depositary may withhold the
delivery or registration of
tr7msfer of any Receipt or the
distribution or delivery of any
Deposited Securities or of the
proceeds of the sale of any
Deposited Securities until each
proof or other information is
filed or such certificates are
executed or such
representations or warranties
made. Upon reasonable request,
the Depositary shall, at the
request of the Company, provide
the Company in a timely manner
with all copies of all such
certificates and written
representations and warranties
provided to the Depositary
under this Paragraph and
Section 3.01 of the Deposit
Agreement. No Share shall be
accepted for deposit unless
accompanied by evidence
satisfactory to the
Depositary (which may be an
opinion of counsel) that any
necessary approval has been
granted by the governmental
body, if any, in Bermuda or
Hong Kong, as applicable, which
is then performing the function
of the regulation of exchange
control.


       8.	CHARGES OF DEPOSITARY.
The Company agrees to pay the
fees and reasonable expenses of
the Depositary and those of any
Registrar only in accordance
with agreements in writing
entered into between the
Depositary and the Company from
time to time. The Depositary
shall present its statement for
such charges and expenses to
the Company once every three
months. The charges and
expenses of the Custodian are
for the sole account of the
Depositary.
           The following charges
shall be incurred by any party
depositing or withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock
dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section
4.03 of the Deposit Agreement),
as applicable; (i) taxes and
other governmental charges,
(ii) such registration fees as
may from time to time be in
effect for the registration of
transfers of Shares generally
on the share register of the
Company or Foreign Registrar
and applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee on
the making of deposits or
withdrawals under the Deposit
Agreement, (iii) such cable,
telex and facsimile
transmission expenses as are
expressly provided for in the
Deposit Agreement, (iv) such
expenses as are incurred by the
Depositary in the conversion of
foreign currency pursuant to
Section 4.05 of the Deposit
Agreement, Fir) a fee not in
excess of US$5.00 per 100
American
   Depositary Shares (or portion
thereof) for the issuance or
surrender, respectively, of a
Receipt, (vi) a fee not in
excess of US$.02 per American
Depositary Share (or portion
thereof) for any cash
distribution made pursuant to
the Deposit Agreement
including, but not limited to,
Sections 4.01 through 4.04
thereof, and (vii) a fee not in
excess of US$1.50 per
certificate for a Receipt or
Receipts for transfers made
pursuant to the terms of the
Deposit Agreement.
           The Depositary,
subject to Paragraph 9 hereof,
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.
       9.	LOANS AND PRERELEASE
OF SHARES AND RECEIPTS. In its
capacity as Depositary, the
Depositary will lend neither
the Shares held under the
Deposit Agreement nor the
Receipts; provided, however,
that the Depositary reserves
the right to (i) execute and
deliver Receipts prior to the


receipt of Shares pursuant to
Section 2.02  of the Deposit
Agreement and (ii) deliver
shares prior to the receipt and
cancellation of Receipts
pursuant to Section 2.05 of the
Deposit Agreement, including
Receipts which were issued
under (i) above but for which
Shares may not have been
received. The Depositary may
receive Receipts in lieu of
Shares under (1) above and
receive Shares in lieu of
Receipts under (ii) above. Each
such transaction will be (a)
preceded or accompanied by a
written representation from the
Person to whom Receipts or
Shares are to be delivered that
such Person, or its customer,
owns the Shares or Receipts to
be remitted, as the case may
be, (b) at all times fully
collateralized with cash or
such other collateral as the
Depositary deems appropriate,
(c) terminable by the
Depositary on not more than
five business days notice, and
(d) subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate. The
Depositary will normally limit
the number of Receipts and
Shares involved in such
transactions at any one tire to
30% of the American Depositary
Shares outstanding (without
giving effect to American
Depositary Shares evidenced by
Receipts outstanding under (1)
above), or Shares held under
the Deposit Agreement,
respectively; provided,
however, that the Depositary
reserves the right to change or
disregard such limit from time
to time as it deems
appropriate. The Depositary
will also set limits with
respect to the number of
Receipts and Shares involved in
transactions to be undertaken
under the Deposit Agreement
with any one Person on a case
by case basis as it deems
appropriate.
            The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.
      10. TITLE TO RECEIPTS. It
is a condition of this Receipt
and every successive Owner and
Holder of this Receipt by
accepting or holding the same
consents and agrees, that title
to this Receipt (and to each
American Depositary Share
evidenced hereby) when such
Receipt is properly endorsed or
accompanied by proper
instrument or instruments of
transfer, is transferable by
delivery with the same effect
as in the case of a negotiable
instrument; provided, however,
that the Company and the
Depositary, notwithstanding any
notice to the contrary, may
treat the Person in whose name
this Receipt is registered on
the books of the Depositary as
the absolute owner hereof for
the purpose of determining the
Person entitled to any
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes and neither the
Depositary nor the Company
shall have any obligation or be
subject to any liability under
the Deposit Agreement or this
Receipt to any Holder of a
Receipt unless such Holder is
the Owner hereof.
       11.	VALIDITY OF RECEIPT.
This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by the
Depositary by the manual or
facsimile signature of a duly
authorized signatory or, if a
Registrar for Receipts shall
have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the
Registrar.
       12.	REPORTS; INSPECTION
OF TRANSFER BOOKS, ETC. The
Company currently furnishes the
United States Securities and
Exchange Commission
(hereinafter called the
Commission) with certain public
reports and documents required
by foreign law or otherwise
under Rule 12g32 (b) under the
Securities Exchange Act of
1934. Such reports and
communications will be
available for inspection and
copying by Owners and Holders
at the public reference
facilities maintained by the
Commission located at 450 Fifth
Street, N.W., Washington, DC
20549.
             The Depositary will
make available for inspection
by Owners at its Corporate
Trust Office (i) the Deposit
Agreement and (ii) any reports
and communications, including
any proxy soliciting material,
received from the Company which
are both (a) received by the
Depositary as the holder of the
Deposited Securities and (b)
made generally available to the
holders of such Deposited
Securities by the Company.
             The Depositary will
keep books for the registration
of Receipts and transfers of
Receipts which at all
reasonable times shall be open
for inspection by the Owners
provided that such inspection
shall not be for the purpose of
communicating with the Owners
in the interest of a business
or object other than the
business of the Company or a
matter related to the Deposit
Agreement or the Receipts. To
the extent required under Rule
12g32(b) or otherwise under the
Securities Exchange Act of 1934
such reports and
communications, including any
such proxy soliciting material,
furnished to the Depositary by
the Company shall be furnished
in English, or where permitted
by such Rule, summarized in
English.

      13. DIVIDENDS AND
DISTRIBUTIONS. Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, subject to the Deposit
Agreement, convert such
dividend or distribution into
Dollars and will promptly
distribute the amount thus
received (net of the fees of
the Depositary as provided in
Paragraph 8) to the owners
entitled thereto, in proportion
to the number of American
Depositary Shares representing
such Deposited Securities held
by them, respectively;
provided, however, that in the
event that the Depositary or
the Company is required to
withhold and does withhold from
any cash dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes or other
governmental charges, the
amount distributed to the
Owners on the American
Depositary Shares representing
such Deposited Securities shall
be reduced accordingly. The
Depositary shall distribute
only such amount, however, as
can be distributed without
attributing to any Owner a
fraction of one cent. Any such
fractional amounts shall be
rounded to the nearest whole
cent and so distributed to
Owners entitled thereto.
            Whenever the
Depositary receives any
distribution other than cash,
Shares or rights upon any
Deposited Securities, the
Depositary shall cause the
securities or property received
by it to be distributed to the
Owners entitled thereto, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them
respectively, in any manner
that the Depositary may deem
equitable and practicable for
accomplishing such
distribution; provided,
however, that if in the opinion
of the Depositary such
distribution cannot be made
proportionately among the
Owners entitled thereto, or if
for any other reason
(including, but not limited to,
any requirement that the
Company, a Custodian or the
Depositary withhold an amount
on account of taxes or other
governmental charges or that
such securities must be
registered under the Securities
Act of 1933 in order to be
distributed to Owners or
Holders) the Depositary deems
such distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution, including,
but not limited to, the public
or private sale of the
securities or property thus
received, or any part thereof,
and the net proceeds of any
such sale (net of the fees of
the Depositary as provided in
Paragraph &) shall be
distributed by the Depositary
to the Owners entitled thereto
as in the case of a
distribution received in cash.

             If any distribution
upon any Deposited Securities
consists of a dividend in, or
free distribution of, Shares,
the Depositary may, and shall
if the Company shall so
request, distribute to the
Owners of outstanding Receipts
entitled thereto, additional
Receipts for an aggregate
number of American Depositary
Shares representing the amount
of Shares received as such
dividend or free distribution.
In lieu of delivering Receipts
for fractional American
Depositary Shares in any such
case, the Depositary will sell
the amount of Shares
represented by the aggregate of
such fractions and distribute
the net proceeds in Dollars,
all in the manner and subject
to the conditions set forth in
the Deposit Agreement. If
additional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.
             In the event that the
Depositary determines that any
distribution in property
(including Shares and rights to
subscribe therefor) is subject
to any tax which the Depositary
is obligated to withhold, the
Depositary may dispose of all
or a portion of such property
(including Shares and rights to
subscribe therefor) in such
amounts and in such a manner as
the Depositary deems necessary
and practicable to pay any such
taxes, at public or private
sale, and the Depositary shall
distribute the net proceeds of
any such sale after deduction
of such taxes to the Owners
entitled thereto in proportion
to the number of American
Depositary Shares held by them
respectively and the Depositary
shall distribute any unsold
balance of such property in
accordance with the provisions
of this Receipt and the Deposit
Agreement.
             The Depositary shall
use reasonable efforts to make
and maintain arrangements
enabling Owners who are
citizens or residents of the
United States of America to
receive any tax credits or
other benefits (pursuant to
treaty or otherwise) relating
to dividend payments on the
American Depositary Shares.
      14. RIGHTS. In the event
that the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional Shares
or any rights of any other
nature, the Depositary shall
have discretion as to the
procedure to be followed in
making such rights available to
any Owners or in disposing of
such
rights on behalf of any Owners
and making the net proceeds
available to such Owners or, if
by the terms of such rights
offering or, for any other
reason, the Depositary may
neither make such rights
available to any Owners nor
dispose of such rights and make
the net proceeds available to
such Owners, then the
Depositary shall allow the
rights to lapse; provided,
however, that if at the time of
the offering of any rights the
Depositary determines in its
discretion that it is lawful
and feasible to rake such
rights available to all Owners
or to certain Owners but not to
other Owners, the Depositary
may distribute to any Owner to
whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form, as it
deems appropriate. If the
Depositary determines in its
discretion that it is not
lawful and feasible to make
such rights available to
certain Owners, it may sell the
rights or warrants or other
instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of
the fees of the Depositary as
provided in Section 5.09 of the
Deposit Agreement and all taxes
and governmental charges
payable in connection with such
rights and subject to the terms
and conditions of this Receipt
and of the Deposit Agreement)
for the account of such Owners
otherwise entitled to such
rights, warrants or other
instruments, upon an averaged
or other practical basis
without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise. The Depositary shall
not be responsible for any
failure to determine that it
may be lawful or feasible to
make such rights available to
Owners in general or any Owner
in particular.
            If an Owner requests
the distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner hereunder,
the Depositary will make such
rights available to such Owner
upon written notice from the
Company to the Depositary that
(i) the Company has elected in
its sole discretion to permit
such rights to be exercised and
(ii) such Owner has executed
such documents as the Company
has determined in its sole
discretion are reasonably
required under applicable law.
Upon instruction pursuant to
such warrants or other
instruments to the Depositary
from such Owner to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares to
be received upon the exercise
of the rights. and upon payment
of the fees of the Depositary
as set forth in such warrants
or other instruments, the
Depositary shall, on behalf of
such Owner, exercise the rights
and purchase the Shares, and
the Company shall cause the
Shares so purchased to be
delivered to the Depositary on
behalf of such Owner. As agent
for such Owner, the Depositary
will cause the Shares so
purchased to be deposited
pursuant to Section 2.02 of the
Deposit Agreement, and shall,
pursuant to Section 2.03 of the
Deposit Agreement, execute and
deliver Restricted Receipts to
such Owner.
            If registration under
the Securities Act of 1933 of
the securities to which any
rights relate is required in
order for the Company to offer
such rights to Owners and sell
the securities received upon
the exercise of such rights to
Owners, the Depositary will not
offer such rights to Owners
unless and until such a
registration statement is in
effect, or unless the offering
and sale of such securities to
Owners of such Receipts is
exempt from registration under
the provisions of such Act.
      15. CONVERSION OF FOREIGN
CURRENCY. Whenever the
Depositary shall receive
foreign currency, by way of
dividends or other
distributions or as the net
proceeds from the sale of
securities, property or rights,
and if at the time of the
receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable basis
into Dollars and the resulting
Dollars distributed to the
Owners entitled thereto, the
Depositary shall promptly
convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and such
Dollars (net of any conversion
expenses of the Depositary)
shall be distributed to the
Owners entitled thereto or, if
the Depositary shall have
distributed any warrants or
other instruments which entitle
the holders thereof to such
Dollars, then to the holders of
such warrants and/or
instruments upon surrender
thereof for cancellation in
whole or in part depending upon
the terms of such warrants
and/or instruments. Such
distribution shall be made in
proportion to the number of
American Depositary Shares
representing Deposited
Securities held respectively by
such Owners and entitling them
to such Dollars. Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions or
otherwise.

            If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file such application for
approval or license, if any, as
it may deem desirable.
            If at any time the
Depositary shall determine that
in its judgment any foreign
currency received by the
Depositary is not convertible
on a reasonable basis into
Dollars distributable to Owners
entitled thereto, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is
not obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign currency
(or an appropriate document
evidencing the right to receive
such foreign currency) received
by the Depositary to, or in its
discretion may hold such
foreign currency for the
respective accounts of, the
Owners entitled to receive the
same.
            If any such conversion
of foreign currency, in whole
or in part, cannot be effected
for distribution to some Owners
entitled thereto, the
Depositary may in its
discretion make such conversion
and distribution in Dollars to
the extent permissible to the
Owners entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold such
balance for the respective
accounts of, the Owners
entitled thereto.
      16. RECORD DATES. Whenever
any cash dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Deposited
Securities that are represented
by each American Depositary
Share or whenever the
Depositary shall receive notice
of any meeting of holders of
Shares or other Deposited
Securities, the Depositary will
fix a record date after
consultation with the Company
if such record date is
different from the record date
applicable to the Deposited
Securities for the
determination of the Owners who
will be entitled, as the case
may be, to receive such
dividend, distribution or
rights, or the net proceeds of
the sale thereof, or to give
instructions for the exercise
of voting rights at any such
meeting, or for fixing the date
on or after which each American
Depositary Share will represent
the changed number of Shares,
subject to the provisions of
the Deposit Agreement.

17. VOTING OF DEPOSITED
SECURITIES.
             (i)	As soon as
practicable, unless otherwise
instructed by the Company,
after receipt of notice of any
meeting or solicitation of
consents or proxies of holders
of Shares or other Deposited
Securities, the Depositary
shall mail to the Owners a
notice containing (a) such
information as is contained in
the notice received by the
Depositary, (b) a statement
that each Owner at the close of
business on a specified record
date will be entitled, subject
to applicable law and the
provisions of the Memorandum of
Association and New ByeLaws of
the Company and the terms of or
governing Deposited Securities,
to instruct the Depositary as
to the exercise of voting
rights, if any, pertaining to
the Deposited Securities
represented by the American
Depositary Shares evidenced by
such Owners Receipts, and (c) a
statement as to the manner in
which such instructions may be
given, including, when
applicable, an express
indication that instructions
may be given (or, if
applicable, deemed given in
accordance with clause (ii) of
this Paragraph 17 if no
instruction is received) to the
Depositary to give a
discretionary proxy to a Person
designated by the company. Upon
the written request of an Owner
on such record date, received
on or before the date
established by the Depositary
for such purpose, the
Depositary shall endeavor
insofar as practicable and
permitted under applicable law
and the provisions of the
Memorandum of Association and
New ByeLaws of the Company and
the terms of or governing
Deposited Securities to vote or
cause to be voted the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners
Receipts in accordance with any
nondiscretionary instructions
set forth in such request,
including the instruction to
give a discretionary proxy to a
Person designated by the
Company. The Depositary shall
not, and the Depositary shall
ensure that each Custodian or
any of its nominees shall not,
exercise any voting discretion
over any Deposited Securities.
             (ii)	If after
complying with the procedures
set forth in this Paragraph the
Depositary does no receive
instructions from the Owner of
a Receipt on or before the date
established by the Depositary
for such purpose, the
Depositary shall give a
discretionary proxy for the
Shares evidenced by such
Receipt to a Person designated
by the Company.

      18.	CHANGES AFFECTING
DEPOSITED SECURITIES. Upon any
change in nominal value, change
in par value, splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the
Company or to which it is a
party, any securities which
shall be received by the
Depositary or a Custodian in
exchange for or in conversion
of or in respect of Deposited
Securities shall be treated as
new Deposited Securities under
the Deposit Agreement, and
American Depositary Shares
shall thenceforth represent the
new Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered pursuant
to the following sentence. In
any such case the Depositary
may, upon consultation with the
Company, and shall, if the
Company shall so request,
execute and deliver additional
Receipts as in the case of a
dividend on the Shares, or call
for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.
      19.	LIABILITY OF
DEPOSITARY AND COMPANY. Neither
the Depositary nor the Company
shall incur any liability to
any Owner or Holder, if by
reason of any provision of any
present or future law of the
United States of America, Hong
Kong, Bermuda or any other
country, or of any other
governmental or regulatory
authority, stock exchange or
NASDAQ or by reason of any
provisions, present or future,
of the Memorandum of
Association and New ByeLaws of
the Company, or by reason of
any terms of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, or by
reason of any act of God or war
or other circumstances beyond
their control, the Depositary
or the Company shall be
prevented, delayed or forbidden
from doing or performing any
act or thing contemplated by
the terms of the Deposit
Agreement; nor shall the
Depositary or the Company incur
any liability to any Owner or
Holder by reason of any
nonperformance or delay, caused
as aforesaid, in the
performance of any act or thing
contemplated by the terms of
the Deposit Agreement, or by
reason of any exercise of, or
failure to exercise, any
discretion provided for in the
Deposit Agreement. Where, by
the terms of a distribution
pursuant to Sections 4.01, 4.02
or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, or because of
applicable law, such
distribution or offering may
not be made available to all or
certain Owners, and the
Depositary may not dispose of
such distribution or offering
on behalf of such Owners and
make the net proceeds available
to such
Owners, then the Depositary
shall not make such
distribution or offering, and
shall allow any rights, if
applicable, to lapse, without
any liability to the Depositary
or the Company. Neither the
Company nor the Depositary
assumes any obligation or shall
be subject to any liability
under the Deposit Agreement to
Owners or Holders, except that
they agree to use their
reasonable judgment and to act
in good faith in the
performance of such duties as
are specifically set forth in
the Deposit Agreement. The
Depositary shall not be subject
to any liability with respect
to the validity or worth of the
Deposited Securities. Neither
the Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability, unless
indemnity satisfactory to it
against all expense and
liability is furnished as often
as may be required, and the
Custodian shall not be under
any obligation whatsoever with
respect to such proceedings,
the responsibility of the
Custodian being solely to the
Depositary. Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal counsel,
accountants, any Person
presenting Shares for deposit,
any Owner or Holder, or any
other Person believed by it in
good faith to be competent to
give such advice or information
including but not limited to,
any such action or nonaction
based upon any written notice,
request, direction or other
document believed by it to be
genuine and to have been signed
or presented by the proper
party or parties. The
Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such vote,
provided that any such action
or nonaction is in good faith.
The Depositary shall not be
liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous act
or omission of the Depositary
or in connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that the
Depositary exercised its best
judgment and good faith while
it acted as Depositary. The
Company agrees to indemnify the
Depositary and any Custodian
and any of their respective
directors, employees, agents
and affiliates against, and
hold each of them harmless
from, any liability or expense
which may arise out of acts
performed or omitted, in
accordance with the provisions
of the Deposit Agreement and of
the Receipts, as the same may
be amended, modified or
supplemented from time to time,
(i) by either


the Depositary or any Custodian
or any of their respective
directors, employees, agents or
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of any of them, or (ii)
by the Company or any of its
directors, employees, duly
authorized agents and
affiliates. The Depositary
agrees to indemnify the
Company, its directors,
employees, agents and
affiliates and hold them
harmless from any liability or
expense which may arise out of
acts performed or omitted by
the Depositary or any Custodian
or any of their respective
directors, employees, agents or
affiliates due to the failure
of any of them to use their
best judgment or act in good
faith. No disclaimer of
liability under the Securities
Act of 1933 is intended by any
provision of the Deposit
Agreement.
             Any Person seeking
indemnification hereunder (an
indemnified person) shall
notify the Person from whom it
is seeking indemnification (the
indemnifying person) of a
commencement of any
indemnifiable action or claim
promptly after such indemnified
person becomes aware of such
commencement and shall consult
in good faith with the
indemnifying person as to the
conduct of the defense of such
action or claim, which defense
shall be reasonable under the
circumstances. No indemnified
person shall compromise or
settle any action or claim
without the consent of the
indemnifying person.
       20. RESIGNATION AND
REMOVAL OF DEPOSITARY;
APPOINTMENT OF SUCCESSOR
CUSTODIAN. The Depositary may
at any time resign as
Depositary hereunder by written
notice of its election to do so
delivered to the Company, such
resignation to take effect upon
the appointment of a successor
depositary and its acceptance
of such appointment as
hereinafter provided. The
Depositary may at any time be
removed by the Company by
written notice of such removal,
effective upon the appointment
of a successor depositary and
its acceptance of such
appointment as hereinafter
provided.
             In case at any time
the Depositary acting hereunder
shall resign or be removed, the
Company shall use its best
efforts to appoint a successor
depositary, which shall be a
bank or trust company having an
office in the Borough of
Manhattan, The City of New
York. Every successor
depositary shall execute and
deliver to its predecessor and
to the Company an instrument in
writing accepting its
appointment hereunder, and
thereupon such successor
depositary, without any further
act or deed, shall become fully
vested with all the rights,
powers, duties and


obligations of its predecessor;
but such predecessor,
nevertheless, upon payment of
all sums due it and on the
written request of the Company
shall execute and deliver an
instrument transferring to such
successor all rights and powers
of such predecessor hereunder,
shall duly assign, transfer and
deliver all right, title and
interest in the Deposited
Securities to such successor,
and shall deliver to such
successor a list of the Owners
of all outstanding Receipts.
Any such successor depositary
shall promptly mail notice of
its appointment to the Owners.
           Any corporation into
or with which the Depositary
may be merged or consolidated
shall be the successor of the
Depositary without the
execution or filing of any
document or any further act.
With the approval of the
Company, whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners to
do so, it may appoint an
additional custodian or
custodians or may remove a
Custodian and appoint a
substitute custodian or
custodians.
      21.	AMENDMENT. The form
of the Receipts and any
provisions of the Deposit
Agreement may at any time and
from time to time be amended by
agreement between the
Depositary and the Company in
any respect which they may deem
necessary or desirable. Any
amendment which shall impose or
increase any fees or charges
(other than taxes and other
governmental charges), or which
shall otherwise prejudice any
substantial existing right of
Owners, shall, however, not
become effective as to
outstanding Receipts until the
expiration of 30 days after
notice of such amendment shall
have been given to the Owners
of outstanding Receipts. Every
Owner of a Receipt at the time
any amendment so becomes
effective shall be deemed, by
continuing to hold such
Receipt, to consent and agree
to such amendment and to be
bound by the Deposit Agreement
as amended thereby. In no event
shall any amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive therefor
the Deposited Securities
represented thereby.
      22.	TERMINATION OF
DEPOSIT AGREEMENT. The
Depositary will at any time at
the direction of the Company
terminate the Deposit Agreement
by mailing notice of such
termination to the Owners of
all Receipts then outstanding
at least 30 days prior to the
date fixed in such notice for
such termination. The
Depositary may likewise
terminate the Deposit Agreement
by mailing notice of such
termination to the Company and
the Owners of all Receipts then
outstanding


if at any time 90 clays shall
have expired after the
Depositary shall have delivered
to the Company a written notice
of its election to resign and a
successor depositary shall not
have been appointed and
accepted its appointment as
provided in Section 5.04 of the
Deposit Agreement. If any
Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend the
distribution of dividends to
the Owners thereof, shall not
accept deposits of Shares (and
shall instruct each Custodian
to act accordingly) , and shall
not give any further notices or
perform any further acts under
the Deposit Agreement, except
that the Depositary shall
continue to collect dividends
and other distributions
pertaining to Deposited
Securities, shall sell property
and rights and convert
Deposited Securities into cash
as provided in the Deposit
Agreement, and shall continue
to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each case,
the fee of the Depositary for
the surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges)
.. At any time after the
expiration of one year from the
date of termination, the
Depositary may sell the
Deposited Securities then held
under the Deposit Agreement and
may thereunder hold uninvested
the net proceeds of any such
sale, together with any other
cash then held by it
thereunder, unsegregated and
without liability for interest,
for the pro rata benefit of the
Owners of Receipts which have
not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such proceeds.
After making such sale, the
Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds
and other cash (after
deducting, in each case, the
fee of the Depositary for the
surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges)
and except for its obligations
to the Company with respect to
indemnification. Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations
under the Deposit Agreement
except for its obligations to
the Depositary with respect to
indemnification, charges and
expenses.


      23. COMPLIANCE WITH UNITED
STATES SECURITIES LAWS.
Notwithstanding any provisions
in this Receipt or the Deposit
Agreement to the contrary, the
Company and the Depositary have
each agreed that neither of
them will exercise any rights
either of them may have under
the Deposit Agreement or the
Receipt to prevent the
withdrawal or delivery of
Deposited Securities in a
manner which would violate the
United States securities laws,
including, but not limited to
Section I A(1) of the General
Instructions to the Form F6
Registration Statement, as
amended from time to time,
under the Securities Act of
1933.
(ASSIGNMENT AND
TRANSFER SIGNATURE
LINES)
NOTE:	The signature to any
endorsement hereon must
correspond with the
name as written upon
the face


of this Receipt in
every particular,
without alteration or
enlargement or any
chanr whatever.
If the endorsement be
executed by an
attorney, executor,
administrator, trustee
or guardian, the Person
executing the
endorsement must give
his full title in such
capacity and proper
evidence of authority
to act in such
capacity, if not on file
with the Depositary,
must be forwarded with
this Receipt.
All endorsements or
assignments of
Receipts must be
guaranteed by an
eligible guarantor
institution (including,
but not limited to, a
New York Stock
Exchange member firm
or member of the
Clearing House of the
American Stock
Exchange Clearing
Corporation or by a
bank or trust company
having an office or
correspondent in The
City of New York)
meeting the
requirements of the
Depositary, which
requirements include
membership or
participation in STAMP
or such other signature
guarantee program as
may be determined by
the Depositary in
addition to, or in
substitution for,
STAMP, all in
accordance with the
Securities Exchange
Act of 1934, as
amended.